SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           __________________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): August 28, 2002




                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)





          Texas                         0-4690                   74-2126975
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (512) 404-5000



                            _________________________

Item 5.  Other Events

On August 26, 2002, FIC filed its Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q"), which had been due on August 14, 2002. FIC reported in the Form 10-Q that as a result of the late filing, the Company had received a Nasdaq Staff Determination on August 20, 2002 indicating that since Nasdaq had not received the Company's Form 10-Q for the period ended June 30, 2002 as required by Marketplace Rule 4310(c)(14), the Company's securities would be delisted from the Nasdaq Stock Market at the opening of business on August 28, 2002 unless the Company requested a hearing in accordance with the Marketplace Rules. As a result of the late filing, the trading symbol for the Company's securities were changed from FNIN to FNINE at the opening of business on August 23, 2002.

On August 27, 2002, FIC received a letter from Nasdaq stating that based on the filing of the Form 10-Q, FIC is in compliance with Marketplace Rule 4310(c)(14) and the delisting matter has been closed. As a result of FIC's compliance with the aforementioned Rule, the Company's trading symbol will be changed from FNINE back to FNIN at the opening of business on August 29, 2002.



Item 7. Exhibits

        (c) Exhibit 99.1*         Press Release dated August 27, 2002

________________
* Filed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FINANCIAL INDUSTRIES
                                                     CORPORATION



Date: August 28, 2002                         By:    /s/ Jeffrey H. Demgen
                                                  _____________________________
                                                  Jeffrey H. Demgen
                                                  Chief Financial Officer

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE
August 27, 2002

FOR MORE INFORMATION CONTACT
Robert S. Cox
512-404-5128

           FINANCIAL INDUSTRIES CORPORATION REPORTS THAT FILING OF ITS QUARTERLY REPORT ON FORM 10-Q CORRECTS NASDAQ RULE VIOLATION

AUSTIN, TEXAS -- Financial Industries Corporation (FIC) announces that the filing on August 26, 2002 of its quarterly report for the period ended June 30, 2002 has brought FIC back into compliance with Nasdaq rules. Filing of the Form 10-Q had been delayed because of the review by the Audit Committee described in FIC's press release dated August 15, 2002 and its Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on that same day. Earlier today, FIC issued a press release announcing its quarterly and six-month results.

FIC reported in its Form 10-Q that as a result of the late filing, the Company had received a Nasdaq Staff Determination on August 20, 2002 indicating that it failed to comply with Marketplace Rule 4310(c)(14), which provides for the filing with Nasdaq of periodic reports required to be filed with the SEC. Because of the inability to timely file the Form 10-Q for the period ended June 30, 2002, the trading symbol for the common stock of the Company was changed from FNIN to FNINE on August 23, 2002.

Today FIC received notice from Nasdaq that based on the filing of the Form 10-Q for the quarter ended June 30, 2002, FIC complies with Marketplace Rule 4310(c)(14) and the delisting matter has been closed. As a result of FIC's compliance with the aforementioned Rule, the Company's trading symbol will be changed from FNINE back to FNIN at the opening of business on August 29, 2002.

The review by the Audit Committee that delayed the filing of the Form 10-Q is ongoing. The Audit Committee is expected to provide a formal report to the Board of Directors concerning the results of its review, after which the Board will take appropriate action. The Company intends to provide further information as to the status of the Audit Committe's review on a periodic basis.

The information in this release relating to the Company's operations and financial results, future business developments, and contingencies and uncertainties constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995.

For more information on FIC, go to http://www.ficgroup.com on the Internet.